Exhibit 99.1
Pro Forma Financial Information
ZAREBA SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
MARCH 31, 2007

	As Reported	Pro forma	Pro forma
(In Thousands)	March 31, 2007	Adjustments (1)	March 31, 2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$873	$5,000	$5,873
Accounts receivable, net	6,411	(209)	6,202
Inventories, net	6,886	(549)	6,337
Other current assets	1,537	(19)	1,518

Total Current Assets	15,707	4,223	19,930
PROPERTY AND EQUIPMENT, NET	3,275	(28)	3,247
OTHER ASSETS
Goodwill	6,349		6,349
Trademarks	2,674		2,674
Customer relationships, net	1,504		1,504
Other, net	212		212

Total Other Assets	10,739		10,739

TOTAL ASSETS	$29,721	$4,195	$33,916

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Account payable	$4,253	$(35)	$4,218
Accrued liabilities	2,160	1,630	3,790
Current maturities of long-term debt and non-compete agreement	5,878		5,878

Total Current Liabilities	12,291	1,595	13,886
LONG-TERM LIABILITIES
Deferred Income Taxes	873		873
Long-term debt, less current maturities	2,590		2,590

Total Liabilities	15,754	1,595	17,349

STOCKHOLDERS’ EQUITY
Undesignated shares as of March 31, 2007, $0.01 par value, 39,950,000 shares authorized, none issued or outstanding	—		—
Series A Preferred Stock as of March 31, 2007, $0.01 par value per share, 50,000 shares authorized, none issued or outstanding	—		—
Common Stock as of March 31, 2007, par value $0.01 per share; authorized: 20,000,000 shares; issued and outstanding 2,432,341	24		24
Additional Paid-In Capital	2,040		2,040
Accumulated other comprehensive income:
Foreign currency translation adjustment	604		604
Retained Earnings	11,299	2,600	13,899

Total Stockholders’ Equity	13,967	2,600	16,567

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,721	$4,195	$33,916

See notes to the financial statements.

ZAREBA SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
NINE MONTHS ENDED MARCH 31, 2007

		Pro forma
(In thousands, except per share data)	As Reported	Adjustments (2)	Pro forma

Net sales	$24,840	$(1,587)	$23,253
Cost of goods sold	16,502	(682)	15,820

Gross profit	8,338	(905)	7,433
Operating expenses
Selling, general and administrative expenses	6,795	(498)	6,297
Research and development	1,082	(149)	933

Total operating expenses	7,877	(647)	7,230

Income (Loss) from operations	461	(258)	203

Other income (expense), net
Interest income	24		24
Interest expense	(580)		(580)
Other income (expense), net	(164)		(164)

Income (loss) before income taxes	(259)	(258)	(517)
Income tax provision (benefit)	(93)	(93)	(186)

Income (Loss) from Continuing Operations	(166)	(165)	(331)
Income from discontinued operations, net of tax	0	165	165

Net income (loss)	$(166)	$0	$(166)

Net income (loss) per common an common equivalent share:
Basic	$(0.07)	$0.00	$(0.07)
Diluted	$(0.07)	$0.00	$(0.07)
Income (loss) from continuing operations per common share
Basic	$(0.07)	$(0.07)	$(0.14)
Diluted	$(0.07)	$(0.07)	$(0.14)
Income from discontinued operations per common share
Basic	$(0.00)	$0.07	$0.07
Diluted	$(0.00)	$0.07	$0.07
Weighted average common shares
Basic	2,427,268	2,427,268	2,427,268
Diluted	2,427,268	2,427,268	2,427,268
See notes to the financial statements

ZAREBA SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
YEAR ENDED JUNE 30, 2006

		Pro forma
(In thousands, except per share data)	As Reported	Adjustments (2)	Pro forma

Net sales	$34,418	$(2,122)	$32,296
Cost of goods sold	22,821	(794)	22,027

Gross profit	11,597	(1,328)	10,269
Operating expenses
Selling, general and administrative expenses	9,586	(665)	8,921
Research and development	1,406	(134)	1,272

Total operating expenses	10,992	(799)	10,193

Income (Loss) from operations	605	(529)	76

Other income (expense), net
Interest income	29		29
Interest expense	(797)		(797)
Other income (expense), net	(304)		(304)

Income (loss) before income taxes	(467)	(529)	(996)
Income tax provision (benefit)	(166)	(190)	(356)

Income (Loss) from Continuing Operations	(301)	(339)	(640)
Income from discontinued operations, net of tax	0	339	339

Net income (loss)	$(301)	$0	$(301)

Net income (loss) per common an common equivalent share:
Basic	$(0.12)	$0.00	$(0.12)
Diluted	$(0.12)	$0.00	$(0.12)
Income (Loss) from continuing operations per common share
Basic	$(0.12)	$(0.14)	$(0.26)
Diluted	$(0.12)	$(0.14)	$(0.26)
Income from discontinued operations per common share
Basic	$0.00	$0.14	$0.14
Diluted	$0.00	$0.14	$0.14

Cash dividends per share:	$0.04	$0.04	$0.04

Weighted average common shares
Basic	2,410,285	2,410,285	2,410,285
Diluted	2,410,285	2,410,285	2,410,285
See notes to the financial statements

ZAREBA SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
NINE MONTHS ENDED MARCH 31, 2006

		Pro forma
(In thousands, except per share data)	As Reported	Adjustments (2)	Pro forma

Net sales	$22,035	$(1,626)	$20,409
Cost of goods sold	14,909	(518)	14,391

Gross profit	7,126	(1,108)	6,018
Operating expenses
Selling, general and administrative expenses	6,986	(521)	6,465
Research and development	1,033	(103)	930

Total operating expenses	8,019	(624)	7,395

Income (Loss) from operations	(893)	(484)	(1,377)

Other income (expense), net
Interest income	25		25
Interest expense	(575)		(575)
Other income (expense), net	(288)		(288)

Income (loss) before income taxes	(1,671)	(484)	(2,155)
Income tax provision (benefit)	(598)	(174)	(772)

Income (Loss) from Continuing Operations	(1,073)	(310)	(1,383)
Income from discontinued operations, net of tax	0	310	310

Net income (loss)	$(1,073)	$0	$(1,073)

Net income (loss) per common an common equivalent share:
Basic	$(0.45)	$0.00	$(0.45)
Diluted	$(0.45)	$0.00	$(0.45)
Income (Loss) from continuing operations per common share
Basic	$(0.45)	$(0.13)	$(0.58)
Diluted	$(0.45)	$(0.13)	$(0.58)
Income from discontinued operations per common share
Basic	$0.00	$0.13	$0.13
Diluted	$0.00	$0.13	$0.13

Cash dividends per share:	$0.04	$0.04	$0.04

Weighted average common shares
Basic	2,406,484	2,406,484	2,406,484
Diluted	2,406,484	2,406,484	2,406,484
See notes to the financial statements

ZAREBA SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
YEAR ENDED JUNE 30, 2005

		Pro forma
(In thousands, except per share data)	As Reported	Adjustments (2)	Pro forma

Net sales	$31,827	$(2,356)	$29,471
Cost of goods sold	19,850	(1,113)	18,737

Gross profit	11,977	(1,243)	10,734
Operating expenses
Selling, general and administrative expenses	8,748	(752)	7,996
Research and development	1,257	(166)	1,091

Total operating expenses	10,005	(918)	9,087

Income (Loss) from operations	1,972	(325)	1,647

Other income (expense), net
Interest income	22		22
Interest expense	(518)		(518)
Other income (expense), net	(269)		(269)

Income (loss) before income taxes	1,207	(325)	882
Income tax provision (benefit)	357	(117)	240

Income (Loss) from Continuing Operations	850	(208)	642
Income from discontinued operations, net of tax	0	208	208

Net income (loss)	$850	$0	$850

Net income (loss) per common an common equivalent share:
Basic	$0.36	$0.00	$0.36
Diluted	$0.34	$0.00	$0.34
Income (Loss) from continuing operations per common share
Basic	$0.36	$(0.09)	$0.27
Diluted	$0.34	$(0.08)	$0.26
Income from discontinued operations per common share
Basic	$0.00	$0.09	$0.09
Diluted	$0.00	$0.08	$0.08

Cash dividends per share:	$0.04	$0.04	$0.04

Weighted average common shares
Basic	2,392,460	2,392,460	2,392,460
Diluted	2,500,434	2,500,434	2,500,434
See notes to the financial statements

ZAREBA SYSTEMS, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED MARCH 31, 2007 AND 2006
FISCAL YEARS ENDED JUNE 30, 2006 AND 2005
(UNAUDITED)
Note 1 — Pro Forma Condensed Balance Sheet Adjustment
The following adjustment reflects the sale of the stock of Waters Medical Systems, Inc. as of March 31, 2007 pursuant to the Stock Purchase Agreement, and the accrual of the related transaction costs and income tax liability at an estimated rate of 41.5%.

	Debit	Credit
(In Thousands)
Cash	$5,000
Accounts payable	$35
Accrued liabilities	$168
Accounts receivable		$209
Inventories		$549
Other assets		$19
Property and equipment, net		$28
Accrued liabilities (est. transaction costs related to sale)		$105
Accrued liabilities (est. income tax related to sale)		$1,693
Retained earnings		$213
Retained earnings (est. gain related to sale)		$2,387
Note 2 — Pro Forma Condensed Statement of Operations Adjustments
Pro forma condensed consolidated statement of operations for the nine months ended March 31, 2007 and 2006 and fiscal year ended June 30, 2006 and 2005 assume that the sale of Water Medical Systems, Inc occurred on June 30, 2004. The pro forma adjustments reflect the elimination of sales and costs associated with Waters Medical Systems, Inc. operations, as originally reported as follows:

	Nine months		Fiscal Year
	ended March 31,		ended June 30,
(In thousands)	2007	2006	2006	2005

Net sales	$1,587	$1,626	$2,122	$2,356

Cost of goods sold	682	518	794	1,113

Selling, general and administrative expenses	498	521	665	752

Research and development	149	103	134	166

Income from discontinued operations, net of tax	165	310	339	208